SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2019

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ENTERPRISE DIVERSIFIED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1518 Willow Lawn Drive
Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(434) 336-7737

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

 Item 2.02 - Results of Operations and Financial Condition.

On Friday, May 10, 2019, Enterprise Diversified, Inc. issued a press release commenting upon its financial results for the quarter ended March 31, 2019 (the “Press Release”).  A copy of the Press Release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The information contained in this Item 2.02 of this Form 8-k and the Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1993 (as amended), except as shall be expressly set forth by specific reference to this Item 2.02 in such filing.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Enterprise Diversified, Inc. Press Release dated May 10, 2019

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Enterprise Diversified, Inc. Press Release dated May 10, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2019		ENTERPRISE DIVERSIFIED, INC.

	By:	/s/ Steven L. Kiel
Steven L. Kiel
Executive Chairman